CREDIT  FACILITY


     Bion Environmental Technologies, Inc. ("BION") and LoTayLingKyur, Inc. ("LTLK") agree effective as of May 1, 1998 that LTLK will make a credit facility available to BION, and that BION will use such credit under the terms and conditions as described below:

a) BION may make monthly draws against this credit facility commencing in May 1998 up to the amounts shown:

    $50,000 per month for May through August 1998, $75,000 per month for September through December 1998, $100,000 per month for January through October 1999.

b) All monthly draws shall be made by LTLK to BION within five business days of request by BION, are non-cumulative if not drawn in the month indicated, and will only be paid to BION on BION's request.

c) Interest shall be accrued monthly by BION to LTLK at the rate of 1% per month on the outstanding balance and will be added to the unpaid balance.

d) The entire outstanding balance shall be due and payable on December 31, 1999.

e) Advances from LTLK to BION shall be evidenced by a promissory note in the form attached hereto as Exhibit A.

f) All outstanding amounts owed to LTLK by BION as of the date of this credit facility shall be added to the principal amount of this facility, including without limitation the cumulative amount earned pursuant to the consulting agreement between BION and LTLK (and others) effective
    May 6, 1997. However, these consulting fees will not be subject to accrual of interest.

g) Prepayment of any amount of the outstanding principal by BION shall require written permission of LTLK.

h) At the option of LTLK, the entire outstanding balance may be converted into restricted and legended common stock of BION at $6.00 per share on or before December 31, 1999.

i) LTLK shall be issued one warrant (in the form attached hereto as Exhibit B) authorizing LTLK to purchase one share of the restricted and legended common stock of BION at a purchase price of $7.50 per share exercisable for a period from date of issue of such warrant and expiring on December 31, 2000 for each $2.00 of principal amount of the Note (no warrants will be issued for interest accumulated on the principal amounts of the
    Note).

j)  BION shall indemnify and hold harmless LTLK from any liability to BION (or
    others)  pursuant  to    16(b)  of  the  Exchange Act of 1934 for "short
    swing profits" which arise from matching this transaction with any other transaction.


Credit  Facility
May  1998
page  2


k) BION shall report to LTLK (in writing by FAX) on the third business day of each month the total amount owed (principal plus interest) by BION to LTLK on the credit facility and the total number of shares and warrants earned pursuant thereto to facilitate required reporting by LTLK.

l) This documents the terms of an oral agreement reached on or about April 15, 1998, to be effective May 1, 1998.




Bion  Environmental                                        LoTayLingKyur, Inc.
Technologies,  Inc.



by:    /s/  Jon  Northrop                    by:      /s/  Mark  A.  Smith
   ----------------------                       --------------------------
   Authorized  Officer                                    Authorized  Officer

     EXHIBIT  A


Date  Due:                                        December  31,  1999


     PROMISSORY  NOTE  ("Note")


     FOR VALUE RECEIVED, the undersigned, Bion Environmental Technologies, Inc., a Colorado corporation ("MAKER"), hereby promises to pay to the order of LoTayLingKyur, Inc. a Nevada corporation ("HOLDER"), its successors and assignees, at 2305 Broadway, Boulder, Colorado 80304, or at such other place as the HOLDER of this Note may from time to time designate in writing, all sums due under the Credit Facility to which this Note is attached (plus interest) in lawful and immediately available money of the United States. Interest shall be accrued at one percent (1.0%) per month from date owed by Maker. All outstanding principal shall be due and payable on or before
December 31, 1999, if not previously paid. If this Note or interest due hereunder is not paid when due or declared due hereunder, the principal shall draw interest at the rate of one and one half percent (1.5%) per month.

     Upon default by the MAKER of the timely payment of principal or interest due hereunder or upon any Event of Default as hereinafter defined, the HOLDER may, in its sole discretion, withhold any payments due and payable to MAKER and apply same to the MAKER's obligations hereunder. In addition, upon any Event of Default, the HOLDER may declare the full amount of this Note immediately due and payable.

     If any one or more of the following events ("Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law, pursuant to or in compliance with any judgment, decree of order of any court, or any order, rule or regulation of any administrative or governmental body, or otherwise):

     (a) Default shall be made in the payment of principal or of interest on this Note or any other obligation of MAKER when such shall become due and payable, whether at the stated maturity thereof or by acceleration or otherwise;

     (b) MAKER shall admit in writing its inability to pay its debts as they become due, files a petition in bankruptcy or make a petition to take advantage of an insolvency act; makes an assignment for the benefit of creditors, commences a proceeding for the appointment of a receiver, trustee liquidator or conservator of itself or of the whole or any substantial part of its properties; files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute or the United States or any State; or

     (c) MAKER shall be adjudged as bankrupt, or a court shall enter an order, judgment or decree, appointing a receiver, trustee, liquidator or conservator of MAKER or of the whole or any substantial part of its properties, or approve a petition filed against MAKER seeking reorganization or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United State or any state, or if, under the provisions of any other law for the relief or aid of debtors, a court shall assume custody or control of MAKER or the whole or any substantial part of his properties, or if there is commenced against MAKER any proceeding for any of the foregoing relief or if a petition in bankruptcy is filed against MAKER; or if MAKER by any act indicates its consent to approval of or acquiescence in any such proceeding or petition; then and in such event, and at any time thereafter, if such or any other Event of Default shall then be continuing, the HOLDER of this Note may, at its option, upon written notice to MAKER, declare this Note and any other promissory note issued by MAKER to HOLDER (whether or not then due in accordance with its terms) to be due and payable, whereupon the entire balance of this Note shall forthwith become and be due and payable.

          Except as otherwise hereinabove expressly provided, MAKER hereby waives diligence, demand, protest, presentment and all notices (whether of nonpayment, dishonor, protest, acceleration or otherwise) and consents to acceleration of the time of payment, surrender or substitution of security or forbearance, or other indulgence, without notice.

          Jurisdiction and venue shall be in a court of general jurisdiction located in Boulder, Colorado. In the event that litigation is necessary to collect the principal (and interest) of the Note, HOLDER shall be entitled to reasonable attorneys' fees and litigation costs associated therewith.


     BION  ENVIRONMENTAL  TECHNOLOGIES,  INC.




     By:          /s/  Jon  Northrop
          --------------------------
     Authorized  Officer



Date:    May  21,  1998
     EXHIBIT  B

     Void  after  3:30  p.m.,  Denver  Time,  on  December  31,  2000

     Warrant  to  Purchase
                                                                _______ SHARES
                                                               of Common Stock


     CLASS  L  WARRANT  TO  PURCHASE  COMMON  STOCK
     OF
     BION  ENVIRONMENTAL  TECHNOLOGIES,  INC.


This is to certify that, FOR VALUE RECEIVED, LOTAYLINGKYUR, INC. or registered assigns ("Holder), is entitled to purchase, subject to the provisions of this Warrant, from Bion Environmental Technologies, Inc., a Colorado corporation ("Company"), at any time on or after _______________, and not later than 3:30 p.m., Denver Time, on DECEMBER 31, 2000, unless extended as provided in Section (a) below _________ restricted and legended shares of common stock, no par value per share, of the Company ("Common Stock") at a purchase price per share of $7.50 (in cash or fair market value of property acceptable to the Company). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

     (a)  Exercise  of  Warrant.    Subject  to  the provisions of Section (1)
          ---------------------
hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after _______________, but not later than 3:30 p.m., Denver time on December 31, 2000, or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price (in cash or equivalent value) for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. The Company may unilaterally extend the time within which the Warrant may be exercised but is not obligated to do so, but not longer than twelve (12) months. The Company may unilaterally reduce the exercise price per share. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

(b)  Reservation  of  shares.    The  Company, hereby agrees that at all times
     -----------------------
subsequent hereto there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant ("Warrant Stock").

     (c)  Fractional  Shares.    No  fractional  shares  or scrip representing
          ------------------
fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

     (1) If the Common Stock is listed on a national securi-ties exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

     (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last business day prior to the day of the exercise of this Warrant; or

     (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.


     (d)  Exchange,  Assignment  or  Loss  of  Warrant.    This  Warrant  is
          --------------------------------------------
exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of
Common Stock purchasable hereunder. Any assignment hereof shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The terms "Warrant" and "Warrants" as used herein include any Warrants issued in substitution for a replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     (e)  Rights  of  the  Holder.  The Holder shall not, by virtue hereof, be
          -----------------------
entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f)  Adjustments  to  Exercise  Price  and  Number  of  Shares.
          ---------------------------------------------------------

     (1)  Adjustment of Number of Shares.  Anything in this Section (f) to the
          ------------------------------
contrary notwithstanding, in case the Company shall at any time issue Common Stock or Convertible Securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

     (2) No Adjustment for Small Amounts.  Anything in this Section (f) to the
         -------------------------------
contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

     (3)  Number  of  Shares  Adjusted.    Upon any adjustment of the Exercise
          ----------------------------
Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

     (4) Common Stock Defined.  Whenever reference is made in this Section (f)
         --------------------
to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of Section (i) hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

     (g) Officer's Certificate.  Whenever the Exercise Price shall be adjusted
         ---------------------
as required by the provisions of Section (f) hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

     (h)  Notices  to  Warrant  Holders.    So  long  as this Warrant shall be
          -----------------------------
outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the Holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed as of which the Holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (i)  Reclassification,  Reorganization  or  Merger.    In  case  of  any
          ---------------------------------------------
reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassifi-cation, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (f) hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     (j)  Transfer  to  Comply  with  the  Securities  Act  of  1933.
          ----------------------------------------------------------

     (1) This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred pursuant to Section (d) hereof without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (j) with respect to any resale or other disposition of such securities.

     (2) The Company may cause the following legend to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section (k) hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of the Company.

     (k)  Registration  Rights  for  Warrant Stock.  There are no registration
          ----------------------------------------
rights, express or implied, for the Warrant Stock to be issued pursuant hereto except to the extent that other warrants held by the Holder have registration rights, in which case those registration rights shall apply to the Warrant Stock.

     (l)  Applicable Law.  This Warrant shall be governed by, and construed in
          --------------
accordance  with,  the  laws  of  the  State  of  Colorado.


     Bion  Environmental  Technologies,  Inc.



Date:    _______________          By:  ____________________________
         Authorized  Officer

     PURCHASE  FORM
     --------------



CLASS L WARRANT, ____________ THROUGH DECEMBER 31, 2000, _______ SHARES @ $7.50/SHARE


     Dated  ___________________

The undersigned hereby irrevocably elects to exercise this warrant to the extent of purchasing __________ SHARES of BION ENVIRONMENTAL TECHNOLOGIES, INC. Common Stock and hereby makes payment of $________________ in payment of the actual exercise price thereof.
     __________________


     INSTRUCTIONS  FOR  REGISTRATION  OF  STOCK
     ------------------------------------------

Name
     (please  typewrite  or  print  in  block  letters)

Address____________________________________________________________




Signature__________________________________________________



     ASSIGNMENT  FORM
     ----------------


FOR VALUE RECEIVED, ____________________________ hereby sells, assigns, and transfers unto:

Name_____________________________________________________
     (please  typewrite  or  print  in  block  letters)

Address____________________________________________________________

     ____________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of ______________ shares as to which such right is exercis-able and does hereby irrevocably constitute and appoint _________________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Signature  _________________________________________

Dated:  _______________________